VOID AFTER 5:00 P.M., EASTERN TIME,
ON NOVEMBER ___, 2007

THIS WARRANT AND THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR IN A TRANSACTION THAT, IN THE OPINION OF COUNSEL TO NEXTGEN COMMUNICATIONS CORPORATION, QUALIFIES AS AN EXEMPT TRANSACTION UNDER SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

NEXTGEN COMMUNICATIONS CORP.

COMMON STOCK PURCHASE WARRANT

No. 11/  /02-                                                                                                                    ________ Warrant Shares

                NEXTGEN COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), hereby certifies that ________________ (the "Initial Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, ____________ shares (the "Warrant Shares") of fully paid and non-assessable Common Stock of the Company, par value $.001 per share, at a purchase price of One Dollar ($1.00) per Warrant Share, subject to adjustment from time to time pursuant to Section 3 hereof (the "Purchase Price"). The term "Common Stock" means, unless the context otherwise requires, the Company's Common Stock, par value $.001 per share, or other securities or property at the time deliverable upon the exercise of this Warrant.

                1.             Exercise.

                1.1           Timing of Exercise. This Warrant shall be exercisable in whole or in part from time to time commencing as of the date hereof and expiring at 5:00 P.M., Central time, on November ___, 2007 (the "Expiration Date"), and may not be exercised thereafter.

               1.2           Manner of Exercise. The purchase rights evidenced by this Warrant shall be exercised by the Initial Holder or any person permitted by Section 6.1 herein (collectively, "the Holder"), by surrendering this Warrant, with the Notice of Exercise in the form of Exhibit A hereto duly executed by the Holder, to the Company at its principal office (or such other office as may be designated by the Company to the Holder), accompanied by payment (in cash, by wire transfer or by certified or official bank check or checks) of the Purchase Price. In lieu of a monetary payment for the applicable Exercise Price, the Holder may elect to receive, without the payment of any additional consideration, shares of Common Stock equal to the net value of its Warrant Shares or portion thereof by the surrender of such Warrant to the Company with the net issuance election marked in the Notice of Exercise. Thereupon, the Company shall issue to the Holder, such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                                                X = Y(A-B) /A

where X = the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.2.

Y=	the number of Warrant Shares in respect of which the net issuance election is made pursuant to this Section 1.2.
A =	the average closing price of one share of Common Stock for the last five (5) trading days immediately preceding the date of the notice of election is given pursuant to this Section 1.2, which closing price shall be the last sale price regular way or if no reported last sale price regular way for such, the last high bid price, in either case on the principal national securities, automated stock quotation system or other trading system on which the Common Stock is then listed.

B =	the applicable Exercise Price in effect at the time the net issuance election is made pursuant to this Section 1.2.

                1.3           Partial Exercise. This Warrant may be exercised for less than the full number of Warrant Shares, in which case the number of shares of Common Stock receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder a new Warrant or Warrants of like tenor calling for the number of Warrant Shares as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the Holder.

                2.             Delivery of Stock Certificates Upon Exercise. As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise. Any shares of Common Stock as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise, and the Holder shall thereupon be deemed to be the owner of record of such shares.

                3.             Anti-Dilution Adjustments.

                3.1           Change in Capitalization. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors of the Company to the number of Warrant Shares, and the Purchase Price per Warrant Share, of Common Stock which may be purchased under this Warrant.

                3.2           Consolidation, Merger and Sale of Assets. In the case of a merger, sale of assets or similar transaction which results in a replacement of the Company's shares of Common Stock with stock of another corporation, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Holder a certificate stating that the Holder shall have the right thereafter to exercise this Warrant in exchange for the kind and amount of shares of stock or other securities or property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Warrant might have been converted immediately prior to such consolidation, merger, sale or transfer, subject to adjustment as provided hereinabove, provided that the consideration to the stockholders of the Company on such transactions consists in whole or in part of securities of the other corporation. The provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

                3.3           Exchanges and Distributions With Respect to Common Stock. If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the expiration of this Warrant) to exercise this Warrant for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which this Warrant might have been converted immediately prior to such exchange or distribution, subject to adjustment as provided hereinabove.

                3.4           Officer's Certificate. Whenever the Purchase Price per Warrant Share or the number of shares of Common Stock subject to this Warrant is adjusted, the Company shall promptly mail to the Holder of this Warrant a notice of adjustment, which notice shall include a brief statement of the facts requiring the adjustment and the manner of computing it and shall be certified by the chief financial officer of the Company. The determination of the adjustment shall be made by the Company in its sole discretion and shall be final and binding upon the Holder.

                4.             Shares to Be Fully Paid; Reservation of Capital Stock Issuable Upon Exercise of Warrants. The Company covenants and agrees that any shares of Common Stock issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant.

                5.             Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this

 Section 5, be issuable upon exercise of this Warrant, then the number of shares of Common Stock to be issued shall be rounded up or down to the nearest whole share.

                6.             Transfer Restrictions

6.1           Transfer. A Holder, including the Initial Holder or any subsequent Holder, may transfer this Warrant only under the following conditions: (a) the such proposed transfer complies, in the opinion of the Company's counsel, with federal and state securities laws; and (b) the proposed transferee agrees in writing to be bound by the terms of this Warrant, and the proposed transferee executes such other instruments of assignment and agreements as the Company reasonably requests.  Prior to any such transfer, the Holder must deliver the Assignment Form in the form of Exhibit B hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 6.

                6.2           Securities Laws. The Holder of this Warrant, by accepting delivery of the same, hereby:

(a)           represents and warrants that the Holder is an "accredited investor", as such term is defined by Rule 501(a), promulgated under the Securities Act of 1933, as amended;

(b)           acknowledges neither this Warrant, nor any shares of Common Stock issued to Holder pursuant to the exercise of this Warrant, has been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time issuance;

(c)           represents and warrants that this Warrant is being acquired by Holder for investment and not with a view to the sale or other distribution thereof within the meaning of the Securities Act, and Holder has no present intention of selling or otherwise disposing of all or any portion of this Warrant or the rights granted hereby.

(d)           acknowledges that this Warrant and any Warrant Shares issued hereby constitute "restricted securities" under the Securities Act, and accordingly may not be offered, sold, or otherwise transferred unless and until registered under the Securities Act or, in the opinion of counsel or by other evidence in form and substance reasonably satisfactory to Nextgen, such offer, sale, or transfer, is in compliance therewith;

(e)           agrees that, upon the exercise of this Warrant, it shall make the customary representations and warranties as may be requested by counsel to the Company in order for the Company to properly rely upon Section 4(2) of the Securities Act regarding exemption from registration thereunder, and, in connection with such exemption, that any certificates representing shares of Common Stock issued pursuant to this Warrant would reflect an appropriate legend regarding restrictions upon transferability; and

(f)            agrees to indemnify the Company, and hold it harmless from and against, any and all losses, expenses (including attorneys' fee), costs and damages arising form or relating to any violation of applicable state securities or "blue sky" laws in connection with the issuance, sale, delivery or exercise of this Warrant and the issuance, sale and delivery of shares of Common Stock upon any exercise of this Warrant.

                7.             Registration Under the Securities Act of 1933.

                7.1           Piggy-Back Rights.

                                (a)           If at any time prior to the Expiration Date the Company proposes to register shares of its Common Stock under the Securities Act on behalf of any stockholder on any form for the registration (the "Registration Statement") of securities under the Securities Act (other than a registration relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; or (iii) a registration of securities proposed to be issued in exchange for other securities of the Company)  in a manner which would permit registration of the Warrant Shares for sale to the public under the Securities Act (a "Piggyback Registration"), it will at such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Section 7.1. Such right is referred to hereinafter as "Piggyback Registration Right". Upon the written request of the Holder to the Company (which request shall specify the number of Warrant Shares intended to be disposed of by the Holder and the intended method of disposition thereof) received by the Company within twenty (20) days after the giving of any such notice by the Company, the Company will include in the Registration Statement the Warrant Shares which the Company has been so requested to register by the Holder, provided that the Company's obligation shall continue after exercise of the Warrants, but it need not include any Warrant Shares in a Registration Statement filed after the Expiration Date.

                                (b)           The Holder may elect in writing, not later than three (3) business days prior to the effectiveness of the Piggyback Registration not to have his Warrant Shares so included in connection with such Registration Statement.

                                (c)           In the event the securities in the Registration Statement are to be underwritten, the Company shall not be required to include any of the Holder's Warrant Shares in the Registration Statement unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and the other stockholders. If in the opinion of the managing underwriter, the registration of all or a part of the Warrant Shares which the Holder has requested to be included in the Registration Statement would adversely affect such public offering, then, (i) the Company shall be required to include in the underwriting only the number of Warrant Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, and the number of Warrant Shares that may be included in such Registration Statement shall be allocated among all selling stockholders requesting to participate in such Registration Statement in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by each selling stockholder (including the Holder), or (ii) the Company may require the selling stockholders (including the Holder) to delay any offering of the Warrant Shares for a period of up to ninety (90) days from the effective date thereof.

                                (d)           The Piggyback Registration Right under this Section 7 is the only right granted by the Company to the Holder to include the Warrant Shares in a Registration Statement.

                7.2           Obligations of the Company.

                                (a)           The Company shall comply with the requirements of this Section 7 at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the Registration Statement and the offering. However, this expense shall not include the portion of any underwriting or broker commissions, transfer taxes and any underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Warrant Shares or the fees and expenses of counsel to the Holder, all of which expenses shall be borne by the Holder of this Warrant. The Company shall include in the Piggyback Registration, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant Shares by the Holder.

                                (b)           The Company shall supply to the Holder a reasonable number of copies of the preliminary, final or other prospectus (the "Prospectus"), all prepared in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such other documents as the Holder shall reasonably request.

                                (c)           The Company shall cooperate with respect to (i) all necessary or advisable actions relating to the preparation and the filing of the Piggyback Registration and arising from the provisions of this Section 7, (ii) all reasonable efforts to establish an exemption from the provisions of the Securities Act or any other federal or state securities statutes, (iii) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holder shall reasonably request, and (iv) all other necessary or advisable actions to enable the Holder to complete the contemplated disposition of the Warrant Shares in each reasonably requested jurisdiction.

                               (d)           The Company shall keep the Registration Statement to which this Section 7 applies, and all amendments thereto, effective and current under the Securities Act for a period ending not sooner than ninety (90) days after its initial effective date (excluding any lock-up period) and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the Warrant Shares included therein.

                               (e)           The Company shall indemnify and hold harmless the Holder and each underwriter within the meaning of the Securities Act from and against all losses, claims, damages, and liabilities, including, but not limited to, reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement to which this Section 7 applies, or (ii) any omission or alleged omission to state a material fact necessary to make the statements contained in the Registration Statement to which this Section 7 applies not misleading; provided, however, that the indemnification continued in this clause shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to the Company by the Holder or underwriter seeking indemnification expressly for use in the Registration Statement at issue or was the result of oral representations made by the Holder or any underwriter in connection with the sale of the Warrant Shares.

                7.3           Obligations of the Holder.

                                (a)           The Company's obligations contained in this Section 7 shall be conditioned upon a timely receipt by the Company in writing of the following:

                                                (i)            Information as to the terms of the contemplated public offering furnished by and on behalf of the Holder intending to make a public distribution of Warrant Shares; and

                                                (ii)           Such other information as the Company may reasonably require from the Holder, for inclusion in the Piggyback Registration.

                                (b)           The Holder shall indemnify the Company and its officers, directors and agent and any other selling stockholders and underwriter with respect to an untrue statement of material fact or omission of material fact which was the result of information furnished in writing to the Company by the Holder and which was included in the Registration Statement.

                                (c)           The Holder acknowledges that the Company, shall have no obligation to include the Warrant Shares in any Piggyback Registration if the requested Warrant Shares then can be publicly sold pursuant to Rule 144 under the Securities Act.

                                 (d)           The Holder represents and agrees:

                                                (i)            that until such time as the Holder shall have completed the distribution of his Warrant Shares covered by the Registration Statement or until the remaining portion of such Warrant Shares shall have been de-registered: (A) to abide by the anti-manipulative rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including provisions of Regulation M as presently in effect or as hereafter amended, promulgated under the Exchange Act; and (B) to effect no transaction for the purpose of stabilizing the price of the Common Stock; "stabilizing" is defined in Regulation M; and

                                                (ii)           that upon written notification from the Company that the final or other Prospectus to the Registration Statement is in need of revision, or upon advice of counsel that no offers or sales should then be made under the Registration Statement, (A) to cease to offer or sell any Warrant Shares which must be accompanied by such Prospectus, (B) to return all such Prospectuses to the Company, if requested, and (C) not to offer or sell any Warrant Shares until provided with a current Prospectus and the Company has given notification to resume offers and sales; provided, that the Company shall use its best efforts to amend or supplement or to reinstate the Registration Statement, as appropriate, as promptly as practicable, and to provide the Holder with amended or supplemented Prospectuses so offers and sales of the Warrant Shares may be resumed.

                8.             Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement, and if requested by the Board of Directors, a bond in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation hereof, the Company will issue in lieu thereof a new Warrant of like tenor.

               9.             Rights as a Warrant Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing Warrant Shares issued upon exercise of this Warrant. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Prior to due presentment for transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

                10.           Subdivision of Rights.  This Warrant (as well as any new warrant issued pursuant to the provisions of this Section) is exchangeable upon the surrender hereof by the Holder at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the Warrant Shares.

                11.           Sending of Notices.  All notices and other communications with respect to this Warrant shall be in writing and sent by express mail or courier service or by personal delivery, if to the Holder, to the address set forth at the end of this Warrant, and if to the Company, to 11850 Jones Road, Houston, Texas 77070, or to such other address as either party hereto may duly give to the other.

                12.           Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of the terms hereof.

                13.           Change, Waiver, Discharge or Termination. This Warrant sets forth the entire agreement between the Company and the Holder with respect to the matters herein. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Company shall not amend any other Warrant issued as part of this Series to make terms thereunder more favorable to the Holder thereof without offering the same amended terms to the Holder hereof.

                14.           Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

The Initial Holder:	The Company:
NEXTGEN COMMUNICATIONS CORP.
________________________________
Name:
By:_______________________________ Name: Title:

Dated: November ___, 2002

EXHIBIT A

NOTICE OF EXERCISE

(To be executed by a Holder desiring to exercise the right to purchase Warrant Shares pursuant to a Warrant.)

The undersigned Holder of a Warrant hereby:

                 (a)           Irrevocably elects to exercise the Warrant to the extent of purchasing ________ Warrant Shares;

                 (b)           Tenders herewith payment of the Exercise Price for those Warrant Shares in full in the form of (i) a wire transfer, a certified or bank draft in the amount of $______, or (ii) ___________ shares of Common Stock as determined by the formula set forth in Section 1.2 of the Warrant;

                (c)           Requests that a certificate for such Warrant Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person (the Company shall not be obligated to issue the Warrant Shares in a name other then the Holder's if, in the opinion of the Company's counsel, such issuance would not comply with the federal or state securities laws or the terms of this Warrant):

                ________________________________________

                ________________________________________

                ________________________________________

                (Name and address of person other than the undersigned
                  in whose name Warrant Shares are to be registered.)

                (d)           Requests, if the number of Warrant Shares purchased are not all the Warrant Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Warrant Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated:______________________	Signature:
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

Social Security Number or Employer ID Number	Printed Name

Address:

Stock Warrant No.: 11/19/02-

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned, _______________________, hereby sells, assigns and transfers unto:

Name:  ______________________________________

                (Please type or print in block letters)

Address:  _____________________________________

               _____________________________________

the right to purchase ________________ shares (the "Warrant Shares") of Nextgen Communications Corporation (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned.  The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Warrant Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Warrant Shares remaining after issuance and delivery of the Warrant to the above-named assignee. Except for the number of Warrant Shares purchasable, the new Warrant to be issued and delivered by the Company is to contain the same terms and conditions as the undersigned's Warrant. This Assignment is subject to receipt by the Company of such investment representations by the assignee, as may be reasonably required under the Securities Act of 1933, as amended. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints ___________________________________ as the undersigned's attorney-in-fact to transfer the Warrant and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated:______________________	Signature:
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

Social Security Number or Employer ID Number	Printed Name

Address:

Stock Warrant No.: 11/19/02-